2x Corn ETF (Consolidated)
Schedule of Investments
May 31, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 90.7%		Value
Money Market Funds - 90.7%	Shares
First American Government Obligations Fund - Class X, 4.23% (a)(b)	651,621	$651,621
TOTAL SHORT-TERM INVESTMENTS (Cost $651,621)		651,621

TOTAL INVESTMENTS - 90.7% (Cost $651,621)		651,621
Other Assets in Excess of Liabilities - 9.3% (c)		66,517
TOTAL NET ASSETS - 100.0%		$718,138
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Includes cash of $209,862 that is pledged as collateral for futures contracts.

2x Corn ETF (Consolidated)
Schedule of Futures Contracts
May 31, 2025 (Unaudited)

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Corn Futures Jul 25	65	07/14/2025	$1,443,000	$(124,482)
Net Unrealized Appreciation (Depreciation)				$(124,482)

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

2x Corn ETF (Consolidated) (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	651,621	–	–	651,621
Total Investments	651,621	–	–	651,621

Liabilities:
Other Financial Instruments:
Futures Contracts*	(124,482)	–	–	(124,482)
Total Other Financial Instruments	(124,482)	–	–	(124,482)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of May 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.